SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):             November 7, 1997
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                                CHI ENERGY, INC.
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             (Exact name of registrant as specified in its charter)



          DELAWARE                    033-69762                 06-1138478
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                   Identification Number)


   680 Washington Boulevard, Stamford, Connecticut                06901
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  (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code            (203) 425-8850
                                                     ---------------------------


                            CONSOLIDATED HYDRO, INC.
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          (Former name or former address, if changed since last report)

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP.

         On October 23, 1997, the United States Bankruptcy Court for the District of Delaware entered an order confirming the Plan of Reorganization (the "Plan of Reorganization") under Chapter 11 of the Bankruptcy Code proposed by CHI Energy, Inc. (formerly Consolidated Hydro, Inc., the "Company"). The Plan of Reorganization became effective on November 7, 1997. The Plan of Reorganization was filed as Exhibit 2.2 to the Annual Report on Form 10-K filed by the Company for the fiscal year ended June 30, 1997 and is incorporated herein by reference.

         For information as to the number of shares of the Company, issued, outstanding and reserved for future issuance, reference is made to the Plan of Reorganization. For information as to the assets and liabilities of the Company, reference is made to the balance sheet as of September 14 and 30, 1997, filed as
Exhibit 99.2 hereto, which balance sheet is incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.       Description
----------        -----------

99.1 Order confirming Plan of Reorganization of the Company dated October 23, 1997.

99.2              Balance sheet of the Company as of September 14 and 30, 1997.

99.3              Press Release of the Company dated October 24, 1997.

99.4              Press Release of the Company dated November 7, 1997.


ITEM 8.   CHANGE IN FISCAL YEAR.

         Pursuant to the Plan of Reorganization, the Company's fiscal year was changed from a fiscal year ending June 30 to a calendar year fiscal year ending December 31, commencing on January 1, 1998.

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

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CHI Energy, Inc.


                                               By: /s/ Neil A. Manna
                                                   ---------------------------
                                                       Neil A. Manna
                                                       Vice President - Finance
                                                       Controller and Treasurer

Date:   November 7, 1997.






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

                                  EXHIBIT INDEX
                                  -------------



Exhibit No.                    Description
----------                     -----------

99.1 Order confirming Plan of Reorganization of the Company dated October 23, 1997.

99.2              Balance sheet of the Company as of September 14 and 30, 1997.

99.3              Press Release of the Company dated October 24, 1997.

99.4              Press Release of the Company dated November 7, 1997.



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